Exhibit 10.40

Amendment No. 2

Neolync Holdings Senior Convertible Promissory Note

This Amendment No. 2, dated as of April 15, 2026 (the “Effective Date”), is by and between Neolync Holdings Ltd or its registered assigns (the “Holder”) and Exyn Technologies, Inc. (the “Issuer”), with respect to that certain Senior Convertible Promissory Note by and between Holder and Issuer in the Original Principal Amount of $1,500,000 (“Note No. 001”).

In this Amendment No. 2 the Holder and Issuer, for good and valuable consideration, which is hereby acknowledged, wish to extend the “Maturity Date” for an additional one (1) month until May 15, 2026.

Other than this change to the Maturity Date, all other terms and conditions of Note No. 001 shall remain intact and in full force and effect.

IN WITNESS WHEREOF, the Holder and Issuer have agreed to this Amendment No. 2 as of the Effective Date set out above.

EXYN TECHNOLOGIES, INC.

By:	/s/ Brandon Torres Declet
Name: Brandon Torres Declet
Title: Chief Executive Officer

ACCEPTED AND AGREED:

NEOLYNC HOLDINGS LTD

By:	/s/ Ruvi Shaibel
Name: Ruvi Shaibel
Title: Authorized Representative